LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 ,  2 0 0 9

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholder,

We are pleased to present this first quarter report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended March 31, 2009. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

As of March 31, 2009, the Fund’s Net Asset Value (“NAV”) performance year-to-date is ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), and we believe that, since inception, LOR has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2009)

For the first quarter of 2009, the Fund’s NAV declined by 9.4%, less of a decline than the 10.7% loss of the Index. The Fund’s since-inception annualized NAV return of -6.6% is in line with the Index return of -6.5% for the same period. Shares of LOR ended the first quarter of 2009 with a market price of $6.89, representing an 18.9% discount to the Fund’s NAV of $8.50.

The Fund’s net assets were $58.5 million as of March 31, 2009, with total leveraged assets of $66.1 million, representing an 11.6% leverage rate. During the quarter, the Fund’s world equity portfolio’s relative performance benefited from stock selection within, among others, the consumer staples, materials, and consumer discretionary sectors, and was hurt by stock selection within financials. The smaller, short-duration1 emerging market currency and debt portion of the Fund has produced only a moderate negative performance during the quarter (down approximately 1.2%), despite a challenging global market environment. This portfolio has been a positive contributor to performance for the Fund since inception.

As of March 31, 2009, 87.0% of the Fund’s total leveraged assets consisted of world equities and 10.7% consisted of emerging market currency and debt instruments, while the remaining 2.3% consisted of cash and other net assets.

Declaration of Dividends

In March, the Fund’s Board of Directors authorized the declaration of a monthly dividend distribution of $0.0467 per share on the Fund’s outstanding common stock. The new distribution rate is a reduction from the Fund’s prior monthly dividend distribution of $0.1167 per share. The prior annualized dividend distribution amount, which had not changed since it was originally established in September 2005, equaled 7.0% of the Fund’s initial offering price of $20.00 per share. The new annualized dividend distribution amount represents a 60% reduction. The reduction is the result of extraordinary market conditions and volatility that produced lower asset values, which in turn resulted in lower net assets of the Fund, reduced net investment income and a reduction in the amount of leverage used by the Fund. The current distribution yield is 8.1%, based on the annualized current distribution and the share price of $6.89 at the close of NYSE trading on March 31, 2009.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(87.0% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America and other markets; and Kimberly-Clark de Mexico, a Mexican manufacturer and marketer of paper based products.

As of March 31, 2009, 34.8% of the Fund’s world equity portfolio investments were based in North America, 24.0% were based in Continental Europe (not including the United Kingdom), 10.3% were based in Asia, 9.9% were based in the United Kingdom, 8.6% were based in Australia and New Zealand, 8.2% were based in Africa and the Middle East, and 4.2% were based in Latin America. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2009, were telecommunication services (17.6%), a sector comprised of companies engaged in providing fixed-line and wireless voice and data communication services, and financials (16.1%), which includes banks, insurance companies, and financial services companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 11.1% as of March 31, 2009.

World Equity Markets Review
Global stocks rebounded strongly in March amid a growing sense of optimism due to signs of stabilization of the global financial system. The March rally, however, was unable to offset the sharp declines in January and February, and equity markets ended the first quarter of 2009 in negative territory. A constant flow of poor economic data, including rising unemployment figures from the G-7 countries, led to concerted efforts by governments to forestall further deterioration of the economy. The U.S., joined by the Bank of England and the Bank of Japan, initiated aggressive monetary measures in the form of quantitative easing. This surprising move by the U.S. Federal Reserve brought an immediate effect, as long-dated Treasury yields fell, market sentiment improved, and the prospects for economic recovery looked better.

During the quarter, sector performance was particularly influenced by macroeconomic factors. Many of the sectors that had severely underperformed in January and February rebounded strongly in the final month of the quarter. The financials sector was one of the worst performers, although it led the strong rally in March following the long-awaited details of the U.S. bank bailout plan. The industrials sector was also under continued pressure due to the lack of improvement of investment activities in the corporate sector. Meanwhile, the information technology sector was surprisingly resilient, as strong cash positions and profitability in many large-cap technology companies attracted investors in the midst of the economic downturn. The materials sector was another outperformer on the back of expectations for improving demand for commodities from the emerging markets, whose economies proved to be more resilient than those of the developed countries.

What Helped and What Hurt LOR
During the quarter, the Fund’s relative performance benefited from strong stock selection in the consumer staples sector. Tobacco makers such as U.S.-based Altria

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

and Souza Cruz, of Brazil, performed well, as demand was resilient amid the economic slowdown and, in the case of Altria, earlier concerns over the impact of higher taxes on cigarettes appear to have been overdone. Stock selection in the materials sector also helped relative performance due to strength in Kumba Iron Ore and Israel Chemicals, a producer of fertilizer, including potash. Both stocks rebounded from earlier weakness on signs that emerging market economies, particularly China’s, seemed to be stabilizing after a sharp slowdown following the collapse of Lehman Brothers. Industrial gas maker Air Products & Chemicals also performed well, as its electronics business stabilized.

Stock selection in the consumer discretionary sector was boosted by Macquarie Communications Infrastructure Group (“Maquarie”), an infrastructure company that owns towers that are leased to television and radio broadcasters on a long-term basis. While infrastructure assets are among the more resilient businesses, investors have been concerned over these entities’ relatively high levels of debt. During March, Canada’s second largest pension plan made a bid for Macquarie at a substantial premium to prevailing market prices, which highlighted the value that a seasoned infrastructure investor could find among the listed assets.

Conversely, stock selection in the financials sector had a significantly negative impact on returns, driven by weakness in Bank of America (“BOA”). BOA fell sharply after recently-acquired Merrill Lynch reported a sizable loss for the fourth quarter, which forced BOA to seek additional capital from the U.S. government. While we feel the company is inexpensive relative to its normalized earnings power, we sold the stock, as the additional government support required BOA to cut its dividend to a minimal level, and the lack of a comprehensive government plan to improve bank capital ratios increased the risk of material dilution of common shareholders in the future.

Emerging Market Currency and Debt Portfolio
(10.7% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2009, this portfolio consisted of emerging market currency forwards, local currency government bonds, and currency/interest rate-linked notes. The average duration of the emerging market currency and debt portfolio rose from approximately 2.5 years to approximately 3.5 years during the quarter, with an average yield on these instruments of 13.0%2 as of quarter end.

Emerging Market Currency and Debt Market Review
During the first quarter it became clear that the financial crisis that paralyzed credit and interbank markets during the fourth quarter of 2008, and sparked extraordinary U.S. dollar demand due to global de-leveraging, had clearly evolved into a severe global recession. Monetary policy globally tilted towards the unorthodox, as we saw everything from quantitative easing in developed market central banks to Swiss intervention against foreign currency exchange (“FX”) strength. By engaging in quantitative easing, the U.S. Federal Reserve Bank (the “Fed”) has committed to buy or lend against everything from corporate debt to mortgages, consumer loans and government debt, after a zero Fed Funds rate failed to end the credit crunch.

In emerging markets, the worst of the financial crisis that accompanied and, in many ways, overwhelmed the impact of the global recession, seemed to be winding down in the first quarter. Emerging market countries possessing credible policy tools to manage through this crisis, or closed economies with low reliance on exports, have seen their local currency and debt markets rebound strongly during the first quarter of 2009. Furthermore, steps such as the Fed’s establishment of U.S. dollar swap lines with select emerging market central banks (South Korea, Singapore, Mexico and Brazil) seemed to alleviate earlier extreme dollar scarcity

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

which had resulted in heavy local currency selling pressures. The People’s Bank of China has complemented these measures by setting up similar swap lines for its currency, the renminbi, with several of its trading partners. Several factors that led to massive flight into the U.S. dollar have diminished, as the worst of the de-leveraging by hedge funds seems to be over and a lot of the hot money positioned in risk appetite markets has left. It appears that country-specific fundamentals, domestic fiscal and/or monetary policy response, and rapid evolution of valuation metrics, such as current account adjustments, domestic money market risk premia/yields, as well as the nature of each country’s stress, seems to have finally begun to play a role in differentiating local market performance. This is good news, as we have begun to see increasing evidence of differentiation amongst our 56 emerging country universe, which indicates that fundamentally-driven asset allocation may begin to perform once again in the coming months, despite the worsening G-3 downturn and continued stress in private credit markets.

What Helped and What Hurt LOR
Reduced net exposure and hedged currency exposure in several markets dampened overall volatility of the currency and debt portfolio, while allowing it to participate in the upside. Security selection moved away from inter-bank forwards in favor of local currency government bond holdings. We also extended duration exposure following many central banks’ abrupt change in monetary policy from combating inflation to stimulating growth. This led to gains from yield curve rallies and proved particularly beneficial during the first quarter in Brazil, Poland, Israel, Turkey, Colombia, Mexico, and Peru, yet detracted in Hungary. The Fund was also able to tactically take advantage of market dislocations and volatility utilizing country, currency and security selection.

Latin American positions were the portfolio’s top performers during the first quarter, in particular within Brazil. The Brazilian real recovered from its 50% decline versus the U.S. dollar last year, following the anticipated economic growth support provided by the central bank in January and was further enabled by resurgent commodity prices and rebounding global market risk sentiment. Mexican currency and government debt positions also contributed to relative performance and positions in Chile benefited when policymakers enacted countercyclical measures to support economic growth.

In the Middle East, Israeli and Turkish positions contributed to relative performance during the quarter. These markets benefited from duration exposure, mostly FX hedged, in both nominal and inflation-linked securities. Exposure to Africa was reduced significantly during the quarter, which detracted from performance on foreign capital exodus, donor reliance, and commodity price sensitivity. Despite the portfolio’s light exposure in only two European markets, the Polish zloty’s rapid January-through-February depreciation and the Hungarian government bond weakness (mostly FX-hedged) detracted from performance. Polish exposure was predicated on the economy’s domestic demand growth engine and limited reliance on exports relative to its neighbors. This exposure was hurt by off-balance-sheet derivative losses of several Polish corporations, which fueled aggressive euro demand (i.e., zloty selling), as well as the speculative use of zloty as a liquid and cheap proxy hedge for the European region’s woes. The downside was exacerbated due to choppy, illiquid trading conditions. By March, the zloty stabilized and began to rebound. Elsewhere in the region, we avoided losses in the Czech Republic and Romania.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of March 31, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in LOR and MSCI ACWI Index* (unaudited)

LOR at Market Price	$6,179
LOR at Net Asset Value	7,722
MSCI ACWI Index	7,765

Average Annual Total Returns*
Periods Ended March 31, 2009
(unaudited)

	One Year	Since Inception**

Market Price	(50.80)%	(12.02)%
Net Asset Value	(45.75)	(6.65)
MSCI ACWI Index	(43.10)	(6.50)

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2009 (unaudited)

Security	Value	Percentage of Net Assets

Macquarie Infrastructure Group	$2,186,738	3.8%
Vodafone Group PLC	1,929,656	3.3
Merck & Co., Inc.	1,725,375	2.9
Altria Group, Inc.	1,645,254	2.8
Taiwan Semiconductor Manufacturing Co., Ltd.	1,624,524	2.8
Total SA	1,587,651	2.7
Pfizer, Inc.	1,507,734	2.6
Eni SpA	1,499,582	2.5
Kumba Iron Ore, Ltd.	1,486,745	2.5
OPAP SA	1,483,119	2.5

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
March 31, 2009 (unaudited)

Description	Shares	Value

Common Stocks—96.1%
Australia—7.2%
Macquarie Communications Infrastructure Group	455,000	$724,520
Macquarie Infrastructure Group (c)	2,139,321	2,186,738
TABCORP Holdings, Ltd.	126,977	573,907
Telstra Corp., Ltd.	316,969	707,498

Total Australia		4,192,663

Brazil—4.0%
Redecard SA	113,700	1,374,840
Souza Cruz SA	51,380	969,016

Total Brazil		2,343,856

Cyprus—1.2%
Bank of Cyprus Public Co., Ltd.	229,495	698,237

Egypt—2.5%
Egyptian Company for Mobile Services	55,920	1,459,300

Finland—2.8%
Nokia Corp. Sponsored ADR	32,900	383,943
Sampo Oyj, A Shares	84,323	1,245,791

Total Finland		1,629,734

France—5.8%
Axa SA	56,741	682,244
Total SA	31,930	1,587,651
Vivendi	42,502	1,125,128

Total France		3,395,023

Germany—1.8%
Allianz SE	12,565	1,056,053

Greece—3.5%
Hellenic Telecommunications Organization SA	39,100	583,898
OPAP SA	56,322	1,483,119

Total Greece		2,067,017

Hong Kong—1.8%
Esprit Holdings, Ltd.	146,000	744,071
Pacific Basin Shipping, Ltd.	644,000	296,633

Total Hong Kong		1,040,704

Indonesia—0.3%
PT Telekomunikasi Indonesia Tbk Sponsored ADR	7,500	192,750

Ireland—0.3%
Irish Life & Permanent PLC	132,600	193,790

Israel—1.7%
Israel Chemicals, Ltd.	118,858	963,934

Italy—3.8%
Atlantia SpA	30,500	461,143
Eni SpA	77,202	1,499,582
Terna SpA	88,000	274,170

Total Italy		2,234,895

Japan—1.6%
Ichiyoshi Securities Co., Ltd.	55,900	238,882
Mitsubishi Corp.	32,300	419,311
Nomura Holdings, Inc.	57,400	287,043

Total Japan		945,236

Mexico—1.8%
Kimberly-Clark de Mexico SAB de CV, Series A	322,100	1,045,546

Netherlands—1.6%
Royal Dutch Shell PLC, A Shares	41,200	926,720

New Zealand—1.1%
Telecom Corp. of New Zealand, Ltd.	484,953	630,798

Philippines—1.3%
Philippine Long Distance Telephone Co. Sponsored ADR	17,500	772,275

Russia—0.0%
Evraz Group SA GDR	2,300	18,998

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2009 (unaudited)

Description	Shares	Value

Singapore—0.7%
DBS Group Holdings, Ltd.	69,000	$383,346

South Africa—2.5%
Kumba Iron Ore, Ltd.	85,915	1,486,745
Pretoria Portland Cement Co., Ltd.	1	3

Total South Africa		1,486,748

South Korea—0.6%
Macquarie Korea Infrastructure Fund GDR	102,050	328,295

Spain—1.2%
Bolsas y Mercados Espanoles	28,900	668,484

Switzerland—2.3%
Zurich Financial Services AG	8,501	1,345,015

Taiwan—3.6%
HTC Corp.	41,000	504,158
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,071,807	1,624,524

Total Taiwan		2,128,682

Turkey—1.5%
Ford Otomotiv Sanayi AS	200,200	546,630
Turkiye Halk Bankasi AS	158,732	347,487

Total Turkey		894,117

United Kingdom—7.9%
BP PLC	211,264	1,429,268
Old Mutual PLC	905,600	674,389
Prudential PLC	125,543	607,056
Vodafone Group PLC	1,095,600	1,929,656

Total United Kingdom		4,640,369

United States—31.7%
Air Products & Chemicals, Inc.	16,240	913,500
Altria Group, Inc. (c)	102,700	1,645,254
Analog Devices, Inc.	12,600	242,802
AT&T, Inc. (c)	57,250	1,442,700
Chevron Corp.	6,520	438,405
Deere & Co.	7,860	258,358
Diamond Offshore Drilling, Inc.	13,450	845,467
General Electric Co.	26,600	268,926
Honeywell International, Inc.	11,200	312,032
Intel Corp.	52,600	791,630
Limited Brands, Inc.	85,800	746,460
Mattel, Inc.	38,200	440,446
Merck & Co., Inc.	64,500	1,725,375
Pfizer, Inc. (c)	110,700	1,507,734
Pitney Bowes, Inc.	60,900	1,422,015
Reynolds American, Inc. (c)	40,000	1,433,600
RPM International, Inc.	49,100	625,043
Sara Lee Corp.	49,700	401,576
Spectra Energy Corp.	34,700	490,658
The Macerich Co. REIT	19,010	119,003
Time Warner Cable, Inc.	18,266	452,997
USA Mobility, Inc. (a)	69,740	642,305
Verizon Communications, Inc.	38,400	1,159,680
Wells Fargo & Co.	12,650	180,136

Total United States		18,506,102

Total Common Stocks
(Identified cost $82,330,882)		56,188,687

Limited Partnership Units—2.3%
United States—2.3%
Energy Transfer Equity LP	21,400	452,182
Enterprise GP Holdings LP	19,900	450,138
Enterprise Products Partners LP	20,800	462,800

Total United States		1,365,120

Total Limited Partnership Units
(Identified cost $2,007,433)		1,365,120

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2009 (unaudited)

Description	Principal Amount (000)(d)	Value

Foreign Government
Obligations—18.6%
Brazil—8.2%
Brazil NTN-B,
6.00%, 08/15/10	104	$818,680
Brazil NTN-F:
10.00%, 07/01/10	1,557	670,936
10.00%, 01/01/12	7,700	3,320,551

Total Brazil		4,810,167

Ghana—0.5%
Ghanaian Government Bonds:
13.50%, 03/29/10	330	197,851
14.00%, 03/07/11	190	98,746

Total Ghana		296,597

Hungary—2.8%
Hungarian Government Bonds:
6.00%, 10/12/11	55,000	203,841
7.25%, 06/12/12	240,500	888,646
5.50%, 02/12/14	59,200	189,156
6.75%, 02/24/17	113,420	355,340

Total Hungary		1,636,983

Israel—0.5%
Israel Government Bond,
6.00%, 02/28/19	1,042	278,272

Mexico—0.7%
Mexican Bonos:
9.00%, 12/20/12	367	27,691
8.00%, 12/17/15	5,500	396,746

Total Mexico		424,437

Poland—3.0%
Polish Government Bonds:
5.75%, 03/24/10	3,577	1,036,429
0.00%, 07/25/11	1,933	489,631
4.75%, 04/25/12	933	259,263

Total Poland		1,785,323

Turkey—2.6%
Turkish Government Bonds:
14.00%, 01/19/11	1,627	970,671
10.00%, 02/15/12	985	551,317

Total Turkey		1,521,988

Uganda—0.3%
Uganda Government Bond,
10.00%, 04/01/10	338,000	148,800

Total Foreign Government Obligations
(Identified cost $12,324,125)		10,902,567

Structured Notes—3.2%
Brazil—1.1%
Citigroup Funding, Inc. Brazil Inflation- Indexed Currency and Credit Linked Unsecured Notes NTN-B,
6.00%, 05/18/09 (e)	557	651,725

Colombia—2.1%
JPMorgan Chase & Co.
Colombian Peso Linked Notes:
12.55%, 11/14/10 (e)	800	587,280
13.99%, 03/05/15 (e)	976	606,877

Total Colombia		1,194,157

Total Structured Notes
(Identified cost $2,332,831)		1,845,882

Supranationals—0.4%
Zambia—0.4%
European Investment Bank,
12.25%, 02/26/10
(Identified cost $436,500)	1,600,000	264,194

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2009 (unaudited)

Description	Shares	Value

Short-Term Investment—2.9%
SSGA U.S. Treasury Money Market
Fund, 0.00%
(Identified cost $1,672,734) (f)	1,672,734	$1,672,734

Total Investments—123.5%
(Identified cost $101,104,505) (b)		$72,239,184
Liabilities in Excess of Cash and Other Assets—(23.5)%		(13,767,350)

Net Assets—100.0%		$58,471,834

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2009 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2009:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	04/02/09	865,410	$371,421	$373,062	$1,641	$—
CNY	06/24/09	7,812,282	1,211,000	1,143,757	—	67,243
CNY	09/08/09	1,470,175	217,000	215,564	—	1,436
COP	04/13/09	659,175,000	255,000	259,099	4,099	—
EUR	04/14/09	365,000	462,583	484,925	22,342	—
EUR	04/14/09	160,000	206,632	212,570	5,938	—
EUR	04/20/09	47,287	63,000	62,822	—	178
EUR	07/13/09	608,500	835,257	808,614	—	26,643
EUR	12/17/09	297,000	400,712	395,070	—	5,642
GHC	04/03/09	469,670	331,922	331,857	—	65
GHC	09/22/09	226,000	153,376	140,561	—	12,815
GHC	12/21/09	549,000	356,725	321,749	—	34,976
IDR	05/19/09	3,434,205,000	283,000	293,543	10,543	—
IDR	06/19/09	3,959,700,000	335,000	335,561	561	—
ILS	04/02/09	938,038	226,579	222,310	—	4,269
ILS	04/10/09	424,221	101,348	100,542	—	806
ILS	04/10/09	2,069,680	494,311	490,524	—	3,787
INR	04/13/09	23,748,820	479,000	467,676	—	11,324
INR	05/26/09	30,916,800	608,000	605,855	—	2,145
INR	06/12/09	19,629,610	371,000	384,058	13,058	—
MXN	05/04/09	16,164,000	1,135,312	1,134,277	—	1,035
PEN	05/27/09	2,653,000	839,159	835,262	—	3,897
PEN	06/30/09	744,000	234,589	233,456	—	1,133
PEN	09/28/09	625,000	195,618	194,682	—	936
PLN	05/04/09	630,553	176,176	180,965	4,789	—
RUB	04/21/09	18,361,260	477,909	537,911	60,002	—
TRY	06/23/09	2,303,390	1,618,231	1,357,084	—	261,147
UGX	05/26/09	138,633,000	66,000	64,415	—	1,585
UGX	12/28/09	1,003,304,000	447,904	430,309	—	17,595
ZMK	01/11/10	503,485,000	89,748	78,421	—	11,327

Total Forward Currency Purchase Contracts			$13,043,512	$12,696,501	$122,973	$469,984

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2009 (unaudited)

Forward Currency Sale Contracts open at March 31, 2009:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	04/02/09	865,410	$364,000	$373,062	$—	$9,062
BRL	05/04/09	486,000	206,958	207,968	—	1,010
BRL	05/05/09	8,693,322	3,531,000	3,719,049	—	188,049
BRL	05/05/09	188,020	79,000	80,436	—	1,436
CNY	06/24/09	1,243,425	177,000	182,044	—	5,044
COP	04/13/09	136,458,000	54,000	53,637	363	—
COP	05/27/09	1,969,042,000	743,596	768,373	—	24,777
COP	08/26/09	961,230,000	358,000	370,745	—	12,745
COP	11/27/09	973,760,000	358,000	371,635	—	13,635
EUR	04/20/09	1,519,500	1,977,211	2,018,722	—	41,511
EUR	04/27/09	1,008,500	1,307,883	1,339,814	—	31,931
EUR	05/04/09	133,000	176,176	176,691	—	515
GHC	04/03/09	469,670	327,000	331,857	—	4,857
GHC	04/27/09	149,000	102,195	103,363	—	1,168
GHC	05/04/09	381,000	263,850	263,850	—	—
HUF	04/14/09	112,000,250	462,583	481,889	—	19,306
HUF	04/14/09	47,606,400	206,632	204,830	1,802	—
HUF	07/13/09	171,049,350	835,257	721,716	113,541	—
IDR	05/19/09	3,005,440,000	256,000	256,894	—	894
ILS	04/02/09	938,038	224,036	222,310	1,726	—
ILS	04/10/09	1,352,911	319,000	320,646	—	1,646
ILS	04/10/09	1,140,990	276,577	270,420	6,157	—
ILS	05/11/09	1,176,491	281,000	278,878	2,122	—
MXN	05/04/09	5,208,856	368,000	365,521	2,479	—
MXN	06/19/09	6,822,000	475,931	475,087	844	—
PEN	05/11/09	3,622,896	1,112,000	1,142,684	—	30,684
PEN	05/26/09	319,761	97,000	100,684	—	3,684
PLN	12/17/09	1,361,597	400,712	390,053	10,659	—
PLN	09/09/09	1,322,034	351,213	378,733	—	27,520
PLN	09/09/09	943,580	280,235	270,315	9,920	—
RUB	04/21/09	18,361,260	498,000	537,911	—	39,911
TRY	04/13/09	1,307,095	758,000	783,612	—	25,612

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2009 (unaudited)

Forward Currency Sale Contracts open at March 31, 2009 (concluded):

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

TRY	04/17/09	522,569	$313,000	$312,953	$47	$—
TRY	05/13/09	602,250	365,000	358,300	6,700	—
TRY	06/23/09	268,600	158,000	158,250	—	250
TRY	06/23/09	2,248,816	1,332,000	1,324,930	7,070	—

Total Forward Currency Sale Contracts			$19,396,045	$19,717,862	163,430	485,247

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$286,403	$955,231

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2009 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $101,104,505, aggregate gross unrealized appreciation was $1,078,247, aggregate gross unrealized depreciation was $29,943,568 and the net unrealized depreciation was $28,865,321.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At March 31, 2009, these securities amounted to 3.2% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of March 31, 2009.

(f)	Rate shown reflects 7 day yield as of March 31, 2009.

Security Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT — Real Estate Investment Trust

Currency Abbreviations:
BRL	—	Brazilian Real	INR	—	Indian Rupee
CNY	—	Chinese Renminbi	MXN	—	Mexican New Peso
COP	—	Colombian Peso	PEN	—	Peruvian New Sol
EUR	—	Euro	PLN	—	Polish Zloty
GHC	—	Ghanaian Cedi	RUB	—	Russian Ruble
HUF	—	Hungarian Forint	TRY	—	New Turkish Lira
IDR	—	Indonesian Rupiah	UGX	—	Ugandan Shilling
ILS	—	Israeli Shekel	ZMK	—	Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Industry
Agriculture	1.7%
Alcohol & Tobacco	6.9
Automotive	0.9
Banking	2.8
Cable Television	0.8
Chemicals	2.6
Commercial Services	0.7
Consumer Products	0.8
Drugs	5.5
Electric	0.5
Energy Integrated	10.1
Energy Services	3.8
Financial Services	5.9
Food & Beverages	0.7
Forest & Paper Products	1.8
Gas Utilities	0.8
Insurance	8.4
Leisure & Entertainment	5.4
Manufacturing	3.9
Metals & Mining	2.6
Real Estate	0.2
Retail	2.5
Semiconductors & Components	4.5
Technology Hardware	1.5
Telecommunications	17.5
Transportation	5.6

Subtotal	98.4
Foreign Government Obligations	18.6
Structured Notes	3.2
Supranationals	0.4
Short-Term Investment	2.9

Total Investments	123.5%

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2009 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurements:

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2009 (unaudited)

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2009:

Level	Investments in Securities	Other Financial Instruments*

Level 1	$57,553,807	$—
Level 2	8,809,353	(668,828)
Level 3	5,876,024	—

Total	$72,239,184	$(668,828)

*	Other financial instruments are derivative instruments such as forward contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities

Balance as of 12/31/08	$7,753,764
Accrued discounts/premiums	23,167
Realized gain (loss)	(347,073)
Change in unrealized appreciation/depreciation	160,856
Net purchases (sales)	(1,714,690)
Net transfers in and/or out of Level 3	—

Balance as of 3/31/09	$5,876,024

Net change in unrealized appreciation/depreciation from investments still held as of 3/31/09	$160,856

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2010
Independent Directors:

Leon M. Pollack (68)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (61)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director:

Charles Carroll (48)	Chief Executive Officer, President and Director	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2011
Independent Directors:

Kenneth S. Davidson (64)	Director

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (46)	Director

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (41 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (78)	Director

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2012
Independent Director:

Richard Reiss, Jr. (65)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain
Interested Director:

Ashish Bhutani (49)	Director	Chief Executive Officer of the Investment Manager

(1)

Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During Past 5 Years

Officers(2):

Nathan A. Paul (36)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (50)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer and Assistant Secretary	Director and Chief Compliance Officer of the Investment Manager

Cesar A. Trelles (34)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004

Tamar Goldstein (34)	Assistant Secretary	Vice President of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles Carroll, President, listed above.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Common Stock of Lazard World Dividend & Income Fund, Inc.